UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 13, 2025, Ainos, Inc. (the “Company”) reported its financial results for the quarter ended September 30, 2025. A copy of the press release issued by the Company in this connection is furnished herewith as Exhibit 99.1.

The information in this Item in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 7, 2025, the Company held an annual meeting of stockholders (the “Annual Meeting”) at 10F-2, No. 66, Shengyi 5th Rd., Zhubei City, Hsinchu County 302, Taiwan (R.O.C.).

As of the close of business on September 17, 2025, the record date for the Annual Meeting (the “Record Date”), 4,771,184 shares of the Company’s common stock, par value $0.01 (the “Common Stock”) were outstanding and entitled to vote. At the Annual Meeting, a total of 3,226,793 votes, comprised of shares of the Company’s Common Stock, equivalent to approximately 67.63% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The seven nominees for director were elected to serve until their successors are duly elected and qualified as follows:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Chun-Hsien Tsai	2,631,903	98.38%	43,242	1.62%
Wen-Han Chang	2,665,658	99.65%	9,487	0.35%
Yao-Chung Chiang	2,665,483	99.64%	9,662	0.36%
Pao-Sheng Wei	2,669,856	99.80%	5,289	0.20%
Ting-Chuan Lee	2,630,570	98.33%	44,575	1.67%
Chun-Jung Tsai	2,630,670	98.34%	44,475	1.66%
Chung-Yi Tsai	2,630,410	98.33%	44,735	1.67%

2. The proposal to ratify the appointment of YCM CPA INC. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
3,198,407	26,937	0	1,449

3. The proposal to reservation of up to 950,000 shares of common stock as special stock awards, which are not issued under the Ainos, Inc. 2023 Stock Incentive Plan was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
2,598,464	75,175	551,648	1,506

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 13, 2025, issued by the Ainos, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: November 13, 2025	By:	/s/ Chun-Hsien Tsai
	Name:	Chun-Hsien Tsai
	Title:	Chief Executive Officer